FDP SERIES, INC.
FDP BlackRock MFS Research International Fund
(the “Fund”)

Supplement dated April 29, 2016
to the Prospectus dated January 30, 2016

Effective immediately, Jose Luis Garcia, Victoria Higley and Thomas Melendez are the portfolio managers of the Fund.

The subsection in the Prospectus entitled “Fund Overview — Key Facts About FDP BlackRock MFS Research International Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jose Luis Garcia	2005	Investment Officer of Massachusetts Financial Services Company
Victoria Higley	2016	Investment Officer of Massachusetts Financial Services Company
Thomas Melendez	2005	Investment Officer of Massachusetts Financial Services Company

The subsection in the Prospectus entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Management of the MFS Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE MFS FUND
The MFS Fund is managed by a team of investment professionals who participate in the Fund’s equity research process. Jose Luis Garcia, Victoria Higley and Thomas Melendez are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The second paragraph and accompanying table in the subsection of the Prospectus entitled “Management of the Funds — Portfolio Manager Information” are deleted in their entirety and replaced with the following:

The MFS Fund is managed by a team of investment professionals. Jose Luis Garcia, Victoria Higley and Thomas Melendez are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jose Luis Garcia	General oversight of a team of investment professionals.	2005	Investment Officer of Massachusetts Financial Services Company (“MFS”); Employed in the investment area of MFS since 2002.
Victoria Higley	General oversight of a team of investment professionals.	2016	Investment Officer of MFS; Employed in the investment area of MFS since 2011; United Kingdom Institutional Client Director of Fidelity International from 2009 to 2011.
Thomas Melendez	General oversight of a team of investment professionals.	2005	Investment Officer of MFS; Employed in the investment area of MFS since 2002.

Shareholders should retain this Supplement for future reference.

PRO-FDPS-0416SUP